EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James S.J. Manuso, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of SuperGen, Inc. on Form 10-Q for the quarterly period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of SuperGen, Inc.

By:	/s/ JAMES S.J. MANUSO
Name:	James S.J. Manuso
Title:	President and Chief Executive Officer (Principal Executive Officer)

I, Michael Molkentin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of SuperGen, Inc. on Form 10-Q for the quarterly period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of SuperGen, Inc.

By:	/s/ MICHAEL MOLKENTIN
Name:	Michael Molkentin
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)